Exhibit 99.2

Faraday Future Intelligent Electric Inc. Fiscal Fourth Quarter and Full Year 2022 Earnings Release March 08, 2023

# Legal Disclaimers

## Forward Looking Statements

This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Company’s intention to hold the 2023 Annual Meeting, any stock split, reverse stock split or other similar corporate action, the Company’s compliance with listing requirements of Nasdaq Stock Market LLC (“Nasdaq”), including with regard to FF Top’s board designation rights, the non-binding City of Huanggang Framework Agreement and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the FF Top Holdings LLC Shareholder Agreement complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the market performance of the Company’s Common Stock, the Company’s ability to regain compliance with the Nasdaq listing requirements and the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the non-binding City of Huanggang Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on February 13, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

## No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

## Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Faraday and other companies, which are the property of their respective owners.

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 2

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3 Table of Contents 01. Company Overview 02. Business Update 03. Flagship Product Offering, the FF 91 Futurist 04. Financials

01 — Company Overview

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 5 Company Introduction Faraday Future (FF) is the pioneer of the ultimate intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra - luxury car civilization

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 6 We Envision Faraday Future’s Growth in Three Phases — Launch multiple vehicle models — Introduce and scale ecosystem revenue streams (internet apps, software and sharing) with a goal to establish ourselves as a major player in the high - value user market Phase 02 — Deliver FF 91 Futurist Alliance, FF 91 Futurist and FF 91 with high quality and high product power to our global ultra spire customers, thereby disrupting traditional luxury brands; Ultimately becoming the leader in the global spire customer market Phase 01 — Focused on retaining and growing high - value customers through hardware and eco revenue (internet apps, software and sharing services), thus increasing engagement and profitability Phase 03

02 — Business Update

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 8 Fully Aligned Stockholders, Board and Management — 20 - year automotive veteran with international and extensive operational industry experience — Led Jaguar Land Rover China to product delivery within two years and ramped up the total sales volume to hundreds of thousands of units Xuefeng (XF) Chen Global Chief Executive Officer Yun Han Chief Accounting Officer & Interim Chief Financial Officer — CPA with over 13 years at PricewaterhouseCoopers in its technical accounting and audit practice  — Previously served as Sr. VP and CAO at Romeo Power

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 9 Faraday Future Remains on Track (1) to Achieve Start of Production (SOP) of its Flagship FF 91 Futurist by March 30, 2023 — FF 91 has received an official EPA rating of 381 miles of Electric Vehicle (EV) range, which is almost 50 - 70 miles more than our direct competitors in a comparable price category — Significant upgrades of systems and components – both in the EV area (powertrain, battery, charging, chassis, and interior) and I.A.I. (2) area (Computing, sensing, communication, user interface) make FF 91 Futurist a leading Ultimate Intelligent TechLuxury offering — Faraday Future shipped latest production - intent FF 91 Futurist to China for final evaluation and testing, validating the Company’s promotion of its US - China dual - home market strategy, which calls for production and sales in both the U.S. and China, the world’s two largest markets for electric vehicles Product and Engineering — FF’s direct sales model will allow customers to place orders online and experience our cars at FF’s self - owned and partners owned showroom and experience centers — FF has obtained the necessary direct sales licensing requirements to serve as a top tier ultra - luxury OEM — We are pleased to announce the launch of our Flagship Brand Experience Center project in Beverly Hills and eagerly anticipate the opportunity to demonstrate our cars there — Our initial 2023 sales efforts will begin in the Los Angeles metro region followed by the San Francisco Bay Area and subsequently, the New York metro region. In China, our initial sales efforts will begin with Shanghai and Beijing Sales and Service — Hanford plant ready for SOP with body shop and paint shop equipment installed — Company ramped up hiring at Hanford as it sprints towards its FF 91 Futurist SOP — Suppliers re - engaged; FF 91 Futurist critical components sourced — Commenced additional cost reduction activities Manufacturing and Supply Chain (1) Subject to timely receipt of financing from investors (2) Internet, Autonomous Driving and Intelligence

03 — Introducing our Flagship Product Offering, the FF 91 Futurist

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 11 FF 91 Futurist — Extreme Technology, Ultimate Intelligent User Experience and a Complete Ecosystem

# FF 91 Futurist Experience[(1)]

## Immersive



- NASA inspired zero gravity rear passenger seats with industry leading 60 degree recline and leg room
- FF AI supports complex voice commands for comfort, productivity, entertainment and navigation
- Advanced safety, autonomous driving[(2)] and parking
- Spa mode function for passenger wellness

## Intuitive



- User experience is carried from seat-to-seat and vehicle-to-vehicle via the user's unique FFID[(3)]
- Facial recognition in each seat position configures product preferences and settings for each passenger

## Connected


Welcome

- Seamless mobile 5G connectivity for vehicle controls, productivity & entertainment
- Intuitive on-screen gesture control for distraction free driving
- Driver, passenger, rear passenger displays provide a truly unique and immersive digital experience for every individual

© 2023 FARADAY FUTURE

All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the S-1 filed on 2/13/2023

(1) Some of the functionality may not be not available at launch
(2) FF 91 hardware at start of delivery capable of supporting L3 autonomous driving
(3) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving

PROPRIETARY AND CONFIDENTIAL
12

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 13 Significant Upgrades of Key Components — FF 91 Futurist is a Competitive TechLuxury Offering

04 — Financials

# Governance Resolution, Timely SEC Filings Allowed Faraday Future to Raise Financing Commitments that is Expected to Provide Sufficient Funding to Achieve FF 91 Start of Production (SOP)

## Finance & Cost Controls



- Implemented cost-cutting initiatives that has allowed the Company to focus on core budget items
- Developing business and system processes and implementing internal control to strengthen corporate governance

## Capital Markets



- On February 05, 2023, FFIE announced $135.0 million financing commitments that are expected to provide sufficient funding to reach FF 91 Futurist Start of Production by late March 2023[1]
- Additional flexibility with equity line of credit (ELOC) of up to $350.0 million[2], $20.0 million financing commitments after the Company achieves FF 91 Futurist Start of Deliveries[3] and optional convertible notes[4] in an aggregate amount of ~$160.0 million
- On February 28, 2023, FFIE stockholders approved increase of Authorized Shares of Faraday Future Class A Common Stock - a milestone to receiving a portion of the $135.0 million financing announced on February 05, 2023

## SEC Filings



- SEC filings up to date
- Registrations statements are on file (effective and pending)
- A substantial portion (69.1%) of operating expenses was allocated to Research and Development, emphasizing Company's commitment to creating industry leading products and technologies

(1) SOP timeline is subject to timely receipt of funds from our investors; Financing commitments are subject to certain conditions
(2) Equity line of Credit is subject to certain conditions including but not limited to sufficient authorized shares and an effective registration statement
(3) Deliveries to bona fide customers
(4) Investors in the $135 million Secured Convertible Notes have the option to invest additional funding of up to $67.5 million at the same economics and Investors in Tranche A of the Securities Purchase Agreement have the option to invest an additional $103.0 million; Also assumes investors fund as per the funding schedule

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 15

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 16 Consolidated Statements of Operations Three Months Ended December 31, Twelve Months Ended December 31, (Unaudited) (Audited) 2022 2021 2022 2021 Operating expenses Research and development $ 50,863 $ 80,429 $ 311,084 $ 174,935 Sales and marketing 4,500 6,019 20,772 17,118 General and administrative 27,264 33,757 116,437 97,905 Loss on disposal of property and equipment 1,288 1,204 2,695 64,191 Total operating expenses 83,915 121,409 450,988 354,149 Loss from operations (83,915) (121,409) (450,988) (354,149) Change in fair value measurements (69,049) 37,694 (69,671) (22,700) Interest expense (1,699) (3,631) (7,236) (30,181) Related party interest expense (948) (898) (3,879) (16,663) Other income (expense), net 1,763 (4,950) (12,544) (5,668) Gain (loss) on settlement of related party notes payable, notes payable, and vendor payables in trust, net — 9,132 (7,690) (86,904) Loss before income taxes (153,848) (84,062) (552,008) (516,265) Income tax provision (52) (237) (61) (240) Net loss $ (153,900) $ (84,299) $ (552,069) $ (516,505) Per share information: Net loss per Common Stock – Class A and Class B – basic and diluted $ (0.32) $ (0.26) $ (1.50) $ (2.21) Weighted average Common Stock outstanding – Class A and Class B – basic and diluted 473,622,385 321,533,817 367,254,444 233,390,675 (in thousands, except share and per share data)

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 17 Consolidated Balance Sheets (Audited) Year Ended 2022 2021 Assets Current assets Cash $ 16,968 $ 505,091 Restricted cash 1,546 25,386 Deposits 26,804 63,370 Other current assets 21,087 13,410 Total current assets 66,405 607,257 Property and equipment, net 417,803 293,135 Operating lease right - of - use assets 19,588 — Other non - current assets 6,492 7,040 Total assets $ 510,288 $ 907,432 Liabilities and stockholders’ equity Current liabilities Accounts payable $ 87,376 $ 37,773 Accrued expenses and other current liabilities 65,709 87,938 Bridge warrants 95,130 — Related party accrued interest — 11,231 Accrued interest 1,864 8,263 Operating leases liabilities, current portion 2,538 — Finance leases liabilities, current portion 1,364 2,574 Related party notes payable 8,406 13,655 Notes payable, current portion 5,097 132,372 Total current liabilities 267,484 293,806 Finance leases liabilities, less current portion 6,570 7,570 Operating leases liabilities, less current portion 18,044 — Other liabilities 9,429 3,720 Notes payable, less current portion 26,008 34,682 Total liabilities 327,535 339,778 Total stockholders’ equity 182,753 567,654 Total liabilities and stockholders’ equity $ 510,288 $ 907,432 (in thousands)

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 18 Consolidated Statements of Cash Flows Three Months Ended December 31, Twelve Months Ended December 31, (Unaudited) (Audited) 2022 2021 2022 2021 Cash flows from operating activities Net loss $ (153,900) $ (84,299) $ (552,069) $ (516,505) Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization expense 697 842 2,975 2,979 Amortization of operating lease right - of - use assets and intangible assets 955 276 2,520 368 Stock - based compensation 7,860 2,824 17,653 11,345 Vesting of restricted stock awards for employee bonus — 3,997 — 18,617 Loss on disposal of property and equipment 1,288 1,204 2,695 64,191 Change in fair value measurement of related party notes payable and notes payable (26,093) (37,694) (25,471) 22,700 Change in fair value measurement of warrant liability 95,130 — 95,130 — Loss (gain) on foreign exchange — 978 2,484 (845) Loss (gain) on forgiveness of accounts payable and deposits, net 2,208 (2,814) 5,200 (7,005) Non - cash interest expense 1,610 4,536 10,078 41,014 (Gain) loss on extinguishment of related party notes payable, notes payable and vendor payables in trust, net — (9,132) 7,690 86,904 Gain on forgiveness of vendor payables in trust — — — (1,731) Reserve for unrecoverable value added taxes — — — 6,404 Other 452 842 776 842 Changes in operating assets and liabilities: Deposits 14,772 (12,707) 28,136 (48,503) Other current and non - current assets (4,310) (499) (8,841) (16,906) Accounts payable 29,554 3,809 57,021 (36,625) Accrued expenses and other current and non - current liabilities 13,030 25,950 (14,947) 31,824 Operating lease liabilities 1,266 — (1,620) — Accrued interest expense (12,468) — (12,468) — Transfers between vendor payables in trust and accounts payable — — — 1,167 Net cash used in operating activities $ (27,949) $ (101,887) $ (383,058) $ (339,765) Cash flows from investing activities Payments for property and equipment $ (11,123) $ (58,417) $ (123,222) $ (95,681) Net cash used in investing activities $ (11,123) $ (58,417) $ (123,222) $ (95,681) (in thousands)

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 19 Consolidated Statements of Cash Flows — (Continued) Three Months Ended December 31, Twelve Months Ended December 31, (Unaudited) (Audited) 2022 2021 2022 2021 Cash flows from financing activities Proceeds from notes payable, net of original issuance discount $ 33,750 $ — $ 73,800 $ 172,031 Proceeds from exercise of stock options — 95 9,535 10,587 Payments of notes payable issuance costs (1,021) — (3,834) (3,355) Payments of notes payable, including liquidation premium (21) — (87,279) (48,210) Payments of related party notes payable (517) — (517) (38,217) Proceeds from exercise of warrants 2,501 — 4,229 — Repurchase and retirement of Common Stock — — (767) — Payments of finance lease obligations (478) — (1,888) — Payments of capital lease obligations — (521) — (3,212) Proceeds from issuance of Class A Common Stock in the Business Combination — — — 229,583 Proceeds from issuance of Class A Common Stock pursuant to the PIPE Financing — — — 761,400 Transaction costs paid in connection with the Business Combination — — — (23,148) Transaction costs paid in connection with the PIPE Financing — — — (61,130) Payments of vendor payables in trust — — — (27,722) Transfers between vendor payables in trust and accounts payable — — — (1,167) Proceeds from related party notes payable — — — 200 Payments of stock issuance costs — — — (1,071) Net cash provided by (used in) financing activities $ 34,214 $ (426) $ (6,721) $ 966,569 Effect of exchange rate changes on cash and restricted cash (10,556) 63 1,038 (2,473) Net (decrease) increase in cash and restricted cash $ (15,414) $ (160,667) $ (511,963) $ 528,650 Cash and restricted cash, beginning of period 33,928 691,144 530,477 1,827 Cash and restricted cash, end of period $ 18,514 $ 530,477 $ 18,514 $ 530,477 Cash $ 16,968 $ 505,091 $ 16,968 $ 505,091 Restricted cash 1,546 25,386 1,546 25,386 Total cash and restricted cash, end of period $ 18,514 $ 530,477 $ 18,514 $ 530,477 (in thousands)

20 Alternate outro image Thank you Reserve yours today — https://www.ff.com/us/preorder/

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21 FF Delivers a Unique Value Proposition Through Differentiated Brand Positioning — Differentiated premium brand positioning — FF products designed for different vehicle segments, sharing common brand DNA — Modern design: styling and interior materials — Superior driving experience: leading power and performance — Personalized user experience: space, comfort and connectivity — FF brand DNA will be established via FF 91 series and carried over to FF 81 and FF 71 series (subject to future financing) — FF has a highly differentiated product offering in its segment (1) Based on third - party and Company internal sources; Illustrative and not intended to be comprehensive Brand perception of select premium EV and traditional brands (1) Luxurious Racing Inspired Traditional Innovative

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 22 A white space exists where future customers demand both traditional luxury and cutting - edge technology and connectivity. FF 91 Futurist delivers both. FF 91 Futurist — The Very First Ultimate Intelligent TechLuxury Product Offering

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 23 FF 91 Futurist Performance Specs Compare Favorably with Other Ultra - luxury Vehicles Ferrari 296 GTB 0 – 60 mph 2.9 sec Horsepower 818 HP Range 330 miles Mercedes Maybach S 680 4Matic 0 – 60 mph 4.5 sec Horsepower 621 HP Range 297 miles Rolls Royce Cullinan 0 – 60 mph 4.5 sec Horsepower 563 HP Range 298 miles FF 91 Futurist 0 – 60 mph 2.27 sec Horsepower 1050 HP EPA Range 381 miles Product range calculated based on monroney label miles per (MPG) and vehicle tank capacity All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabili tie s may be different.

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 24 FF 91 Futurist Performance Specs Compare Favorably With a Technology Vehicle